UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 9, 2017

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Darling Ingredients Inc. (the "Company") held on May 9, 2017, the stockholders elected the Company's Board of Directors and voted upon four Board proposals contained within the Company's Proxy Statement dated March 29, 2017.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non Votes

Randall C. Stuewe	137,729,878	4,235,801	1,096,055	8,127,338
Charles Adair	140,889,045	1,073,281	1,099,408	8,127,338
D. Eugene Ewing	139,183,331	2,781,547	1,096,856	8,127,338
Linda Goodspeed	136,644,734	5,318,408	1,098,592	8,127,338
Dirk Kloosterboer	139,054,695	2,910,724	1,096,315	8,127,338
Mary R. Korby	138,950,369	3,015,326	1,096,039	8,127,338
Cynthia Pharr Lee	140,288,608	1,676,036	1,097,090	8,127,338
Charles Macaluso	131,769,562	10,194,315	1,097,857	8,127,338
Gary W. Mize	140,326,726	1,638,122	1,096,886	8,127,338
Michael E. Rescoe	140,874,590	1,088,126	1,099,018	8,127,338

The stockholders voted on the following proposals and cast their votes as described below:

Board proposal to ratify the selection of KPMG LLP, independent registered public accounting firm, as the Company’s independent registered public accountant for the fiscal year ending December 30, 2017:

For	Against	Abstentions	Broker Non Votes
150,386,463	761,144	41,465	—

Board proposal to approve, on an advisory basis, the Company’s executive compensation:

For	Against	Abstentions	Broker Non Votes
139,615,827	1,925,013	1,520,894	8,127,338

Board proposal regarding an advisory vote on the frequency of future advisory votes on the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non Votes
108,124,670	71,018	34,442,573	423,473	8,127,338

In accordance with the Board’s recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold an advisory say on pay vote annually.

Board proposal to approve the Company’s 2017 Omnibus Incentive Plan:

For	Against	Abstentions	Broker Non Votes
134,189,693	7,335,701	1,536,340	8,127,338

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: May 10, 2017	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

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